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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2003


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-22474               87-0418807
------------------------------    -----------------      ---------------------
(State or other jurisdiction      (Commission File         (I.R.S. Employer
     of incorporation                  Number)            Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000



          (Former name or former address, if changed since last report)




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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is being provided pursuant to Item 12 - Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On November 5, 2003, American Business Financial Services, Inc. ("ABFS") issued a press release reporting its results for the first quarter of fiscal year 2004, ended September 30, 2003. A copy of this press release is attached hereto as an exhibit and is incorporated herein by reference.

         The press release contains non-GAAP financial measures. For purposes of Regulation G of the SEC, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, ABFS has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The non-GAAP financial measures used by ABFS are:

         (i) "Managed Portfolio" delinquency information. This non-GAAP financial measure aggregates delinquency information related to ABFS' on-balance sheet loan and lease receivables (the GAAP financial measure) with delinquency information related to ABFS' off-balance sheet securitized loan and lease receivables (the information provided for reconciliation to GAAP); and

         (ii) "Managed REO." This non-GAAP financial measure aggregates ABFS' on-balance sheet REO (the GAAP financial measure) with the REO associated with ABFS' off-balance sheet securitized loan receivables (the information provided for reconciliation to GAAP).

         The Company presents Managed Portfolio and Managed REO information because the volume and credit characteristics of off-balance sheet securitized loan and lease receivables have a significant effect on the financial performance of the Company as a result of the Company's retained interests in the securitized loans. Retained interests include interest-only strips and servicing rights. In addition, because the servicing and collection of ABFS' off-balance sheet securitized loan and lease receivables are performed in the same manner and according to the same standards as the servicing and collection of ABFS' on-balance sheet loan and lease receivables, expenses related to certain Company resources, such as personnel and technology, are allocated to each category based on their pro rata relationship to total Managed Portfolio and total Managed REO.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2003

                                    AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                    By:     /s/ Anthony J. Santilli
                                            -----------------------------------
                                    Name:   Anthony J. Santilli
                                    Title:  Chairman, Chief Executive Officer,
                                            President, Chief Operating Officer
                                            and Director